EXHIBIT 99.C

Second Quarter 2006 Financial & Operational Update August 7, 2006 the place to work the neighbor to have the company to own

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2006 plan, including achieving our debt-reduction, earnings and cash flow targets; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our Exploration and Production segment despite delays in resuming production shut-in due to hurricanes Rita and Katrina; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; the outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, net debt and liquidity, and per unit total cash expenses, and the required reconciliations under Regulation G, are set forth in the appendix hereto.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Another Good Quarter $0.21 diluted EPS from continuing operations Includes $0.02 MTM gain from production puts and calls Pipelines continue to outperform Second consecutive quarter of organic production growth $3 billion gross debt reduction through 7/31/06 Major progress on legacy issues

Financial Results

Financial Results EBIT Interest and debt expense Preferred interests of consolidated subsidiaries Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income (loss) Preferred stock dividends Net income (loss) available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations, net of income taxes Total diluted EPS $ 487 (332) - 155 (2) 153 (3) 150 9 $ 141 $ 0.21 - $ 0.21 2006 2005 Three Months Ended June 30, ($ Millions) $ 438 (333) (3) 102 (35) 67 (305) (238) 8 $ (246) $ 0.09 (0.47) $ (0.38)

Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing and Trading Power Corporate Total Three Months Ended June 30, 2006 $ 335 163 13 10 (34) $ 487 Capital Expenditures1 EBIT DD&A ($ Millions) $ 115 156 1 1 5 $ 278 $ 3072 310 - - 6 $ 623 1Cash basis 2Includes $118 MM of capital relating to hurricanes

Cash Flow Summary $ 528 748 1,276 145 1,421 1 $ 1,422 $ 1,024 $ 71 Net income from continuing operations Non-cash adjustments Subtotal Working capital changes and other Cash flow from continuing operations Discontinued operations Cash flow from operations Capital expenditures Dividends paid ($ Millions) 2006 2005 Six Months Ended June 30, $ 180 658 838 (808) 30 (20) $ 10 $ 817 $ 51 Continued strong operating cash flow

2006 Analysis of Working Capital and Other Changes $ 692 (256) (75) (143) (73) $ 145 Margin collateral Changes in price risk management activities Settlements of derivative instruments Net changes in receivable/payable Other Total working capital changes & other Six Months Ended June 30, 2006 ($ Millions) $442 MM associated with power book sale

Balance Sheet Summary 1Macae project debt is included in liabilities for discontinued operations and was subsequently retired in April 2006 2Includes $1,585 MM and $1,975 MM of readily available cash and $772 MM (including $500 MM of capacity on the EPEP revolver) and $328 MM of available capacity under credit facilities on 6/30/06 and 12/31/05, respectively Total financing obligations Macae project debt1 Total book capitalization Cash Net debt Weighted average cost of debt Total liquidity2 ($ Millions) $ 16,212 $ - $ 20,781 $ 1,762 $ 14,450 8.2% $ 2,357 June 30, 2006 $3 billion reduction in gross debt through July 31, 2006 $ 18,009 $ 225 $ 21,654 $ 2,132 $ 16,102 1 7.9% $ 2,303 December 31, 2005 $2 billion reduction in gross debt through June 30, 2006

December 31, 2006E 14 $14.0 December 31, 2006E December 31, 2005 16.1 $16.1 December 31, 2005 June 30, 2005 14.4 $14.4 June 30, 2006 Continued Net Debt Reduction $ Billions Achieving debt reduction target Note: 12/31/05 debt includes Macae debt which is reported as discontinued operations Asset sales-Announced pending close Estimated free cash flow, asset sales, & other Estimated net debt at 12/31/06 $ 0.2 0.2 $ 14.0 Equity issue Asset sales Free cash flow & other Net debt at 6/30/05 $ 0.5 0.9 0.3 $ 14.4

New Credit Facilities Replaced $3 billion of facilities with $2.25 billion of credit facilities $1.75 billion secured revolver and letter-of-credit facilities $500 MM unsecured letter-of-credit facility Better pricing reflects improved credit metrics Extended maturity to 2009/2011 First new unsecured facility since 2002 Will record $17 MM charge in 3Q Annual savings from new facilities and reduced borrowings approximately $40 MM Note: See appendix for more details

Liquidity Needs Have Changed Simplified business model requires less liquidity Roll-off of legacy production hedges Exit from non-core businesses EP will hold lower cash balances Liquidity needs will be largely met through revolver capacity Complexity Volatility Low Low High High 1st Qtr Cash 618 1104 1st Qtr Cash 1975 328 Total: $2.3 billion As of 12/31/05 Total: $1.7 billion As of 7/31/06 Available Cash Revolver Capacity

Progress on Legacy Items Sold approximately 255,000 shares of ICE for $13.8 MM YTD Will record $11.5 MM 3Q gain Sold interest in Midland CoGen for $13 MM $13 MM 3Q gain on sale $135 MM estimated 3Q MTM loss on gas supply contract based on 6/30/06 values Expect continued progress by year end

Financial Summary Excellent progress on debt reduction Ratings upgrades reflect improved credit profile YTD 2006 cash flow in excess of capex and dividend requirements New credit facilities extend maturities and capture improved pricing More improvement in second half of 2006

Pipelines

Highlights Strong second quarter EBIT 8% increase from prior year second quarter 13% increase from prior year-to-date CIG filed uncontested rate settlement Significant progress on growth projects Capital expenditures on track (excluding hurricanes)

Pipelines Segment Financial Results EBIT Capital expenditures* Before hurricanes After hurricanes Total throughput (BBtu/d) 100% Equity investments Total throughput Three Months Ended June 30, 2006 2005 $ 335 $ 189 $ 307 18,154 2,888 21,042 ($ Millions) $ 309 $ 161 $ 192 17,528 2,788 20,316 *Cash basis

Unprecedented Growth TGP NE ConneXion New England $111 MM November 2007 136 MMcf/d TGP Essex- Middlesex $38 MM November 2007 82 MMcf/d TGP NE ConneXion NY/NJ $26 MM November 2006 42 MMcf/d SNG Cypress Phase I / II $241 MM / $18 MM May 2007 / Mid 2008 220 MMcf/d / 116 MMcf/d SNG Elba Expansion II $158 MM February 2006 360 MMcf/d FGT Phase VII - Part I and II $63 MM / $0 MM May 2007 / May 2008 60 MMcf/d / 20 MMcf/d SNG Elba Expansion III & Elba Express $850 MM 2010 - 2012 8.4 Bcf / 900 MMcfd TGP LA Deepwater Link $31 MM April 2007 850 MMcf/d TGP/ANR Eugene Island 371 $16 MM Nov - Dec 2006 200 MMcf/d Continental Connector $TBD 2008 850MMcf/d ANR Wisconsin 2006 $47 MM November 2006 168 MMcf/d ANR STEP $95 MM 2007/08 27 Bcf / 412 MMcf/d Mexico JV- LPG Reynosa $53 MM (50%) July 2007 30,000 Bbl/d Mexico JV - Sonora $406 MM (33%) 2010 1,000-1,250 MMcf/d EPNG Sonora Lateral $91MM 2009/10 800 MMcf/d WIC Piceance Pipeline $134MM March 2006 333 MMcf/d WIC Kanda Lateral Up to $137 MM January 2008 Up to 333 MMcf/d EPNG Arizona Storage $115 MM 2010 3.5Bcf / 350 MMcf/d CPG Yuma Lateral $22 MM November 2006 49 MMcf/d CIG Raton Basin Expansions $91MM 2005-2008 170 MMcf/d Front Range Market Delivery Infrastructure $148 MM 2008/2009 WIC/CP Opal to Cheyenne or Greensburg $39-$63 MM January 2008 125 Mdth/d SNG Cypress Phase III $61 MM May 2010 164 MMcf/d Growth project portfolio approximately $3 Billion FERC Certificated/ Under Construction Signed PA's Future Projects

Continue to Deliver on Growth Projects WIC Piceance Pipeline: $134 MM In-service March 2006 ANR Wisconsin 2006: $47 MM Targeted in-service 4Q 2006 TGP ConneXion NJ: $26 MM Targeted in-service 4Q 2006 TGP LA Deepwater Link: $31 MM Targeted in-service 2Q 2007 Placed In-service Under Construction

Continue to Deliver on Growth Projects TGP New England ConneXion: $111 MM FERC approval in May 2006 SNG Cypress Phase I: $241 MM FERC certificated in June 2006 TGP Essex-Middlesex: $38 MM Received FERC approval in July 2006 ANR STEP project: $95 MM Executed PA for 31 Bcf of storage Filed for Phase I certificate in May 2006 Received FERC Approval Executed PA/Filed

Summary: Pipelines Continue to Outperform in 2Q Strong earnings growth in 1Q and 2Q Significant growth opportunities continue Delivering on growth projects Continued progress on Continental Connector Growth project portfolio approximately $3 billion

Exploration & Production and Other

E&P Results EBIT Capital expenditures2 Acquisitions Production (MMcfe/d) Consolidated volumes Four Star equity volumes Production costs ($Mcfe) General and administrative expenses ($/Mcfe) Other ($/Mcfe) Total cash expenses ($/Mcfe)3 $ 163 1 $ 310 $ - 719 66 $ 1.20 0.62 0.04 $ 1.86 2005 2006 Three Months Ended June 30 1Does not include cash benefit of $16 MM settlement of production-related hedges in Marketing & Trading 2Cash basis 3Excludes costs associated with equity investment in Four Star ($ Millions) $ 176 $ 206 $ 23 784 - $ 0.83 0.61 0.08 $ 1.52

First Half 2006 Scorecard Drilling program doing great 99% success rate TGC continues to gain momentum Continue to develop high-quality drilling inventory 3% volume growth 1Q to 2Q Hurricane impact to volumes and logistics proved challenging in Gulf of Mexico 21 MMcfe/d shut-in June YTD 13 MMcfe/d remain shut-in 4-month delay in WC 75 & 62 start-up On track for 5%-10% reserve growth Targeting low end of 825-850 MMcfe/d production forecast Positives Negatives

Drilling Success High (Pc<40%) Med Low (Pc>80%) Predicted Actual GOM Expl. Int'l Expl. GOM Dev. Ons. Expl. Onshore Dev. TGC Dev. 34% 100% 66% 90% 100% 100% TGC Expl. Risk Int'l Dev. 2 20 220 YTD Gross Wells Drilled Success Rate Continued drilling success through 2Q 99% success rate YTD

1Q 2006 2Q 2006 Full-Year Plan Onshore 405 411 850 TGC 195 187 GOM/SLA 133 165 International 32 22 Production Update1 825-850 411 1872 165 32 785 22 765 405 195 133 MMcfe/d 1Includes proportionate share of Four Star equity volumes 2Sold properties in South Texas in 2Q producing 5 MMcfe/d Over 800 MMcfe/d in late July

Discovery-Producing Discovery-On-line 2006 Drilling To be drilled Dry hole Gulf of Mexico/South Louisiana Activity Drilled 8 wells first half 2006 with 100% success 3 currently on-line 2 will be on-line by 3Q 3 will be on-line by 4Q 10 wells in second half 1 drilled and producing 1 drilled and expect on-line 3Q 1 dry hole 5 drilling and expect on-line 2 to be drilled and expect on-line

Onshore & Brazil Update Onshore volumes relatively flat second quarter 2006 Compressor difficulties in Arkoma and Raton Loss of East Texas rigs Volumes back on track in July Brazil volumes in line with plan Pinauna development currently on track Rig expected in Brazil at end of August

Texas Gulf Coast: Renger Development Well cost $8 MM TD: 14,800 ft. Meine IP: 9 MMcfe/d Existing Renger Field Pay Renger 4 Add'l Pay Renger 4

E&P Summary Drilling success reflects desired consistency Uncontrollable factors have impacted Gulf of Mexico volumes Big ramp up expected in second half Gulf of Mexico volumes Program on track for goal of reserve and production growth

Marketing & Trading Results EBIT MTM gas MTM for Production puts, calls, and swaps MTM power MTM Cordova Tolling Agreement Settlements and demand charges Operating expenses and other income Reported EBIT Number of legacy transactions $ (18) 27 26 - (17) (5) $ 13 1,701 Three Months Ended June 30 2006 2005 ($ Millions) $ 93 (12) (5) (78) (19) (9) $ (30) 3,902

Summary On track to deliver on 2006 goals Pipelines continue to perform well and capture growth Early momentum in E&P will continue to grow More tangible evidence of balance sheet improvement Legacy issues continue to fade away 2007 shaping up to be outstanding

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. Per Unit Total Cash Expenses equal total operating expenses less DD&A and other non-cash charges divided by total consolidated production. Total Liquidity is defined as cash that is easily available for general corporate purposes and available capacity under El Paso's $3 billion credit agreement and El Paso's $300 million borrowing base credit facility. Total Liquidity demonstrates the company's ability to meet current obligations and commitments. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

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Credit Facility Comparison Current Previous Revolving Credit Facility 1.25 1 Letter of Credit Facility 0.5 1.25 Letter of Credit Facility 0.5 0.75 $1.25 billion Revolving Credit Facility Draw cost: L + 175 bp L/C issue: 190 bp Commitment fee: 37.5 bp $1.0 billion Revolving Credit Facility Draw cost: L + 275 bp L/C issue: 300 bp Commitment fee: 75 bp $500 MM Letter of Credit Facility L/C issue: 215 bp $1.25 billion Term Loan B Draw cost: L + 275 bp $500 MM Letter of Credit Facility L/C issue: 234 bp $750 MM Letter of Credit Facility L/C issue: 285 bp Secured Unsecured Better terms and reduced collateral requirement Current Previous $2.25 billion $3.0 billion

Net Debt Reconciliation Total debt at 3/31/06 Total cash and cash equivalents Outstanding net debt at 3/31/06 Project debt at Macae* Outstanding net debt at 3/31/06 including Macae Total debt at 6/30/06 Total cash and cash equivalents Outstanding net debt at 6/30/06 $ 17.1 1.8 $ 15.3 0.2 $ 15.5 $ 16.2 1.8 $ 14.4 $ Billions *Macae debt was retired in 2Q 2006 upon the sale of Macae

Non-GAAP Reconciliation: Total Cash Expenses 2006 total equivalent volumes (MMcfe): 65,386 2005 total equivalent volumes (MMcfe): 71,351 Total operating expense Depreciation, depletion, and amortization Costs of products and services Total cash expenses ($/Mcfe)* $ 277 (157) (12) Total ($ MM) Per Unit ($/Mcfe) Three Months Ended June 30, 2006 $ 301 (156) (22) $ 4.60 (2.39) (0.35) $ 1.86 Total ($ MM) Per Unit ($/Mcfe) 2006 2005 $ 3.88 (2.20) (0.16) $ 1.52 *Excludes costs associated with equity investment in Four Star

Production Related Derivative Schedule See El Paso's Form 8-K filed 5/12/06 for additional information on the company's derivative activity 1Hedge price and cash price are identical for 2007-2012 Note: Positions are as of June 30, 2006 (Contract months: July 2006-Forward) Crude Oil Notional Volume (MMBbls) Average Hedge Price Average Cash Price Notional Volume (MMBbls) Average Hedge Price Notional Volume (MMBbls) Average Hedge Price Economic-EPEP Fixed Price Economic-EPM Fixed Price 0.19 0.52 $35.15 $58.81 $35.15 $58.81 Ceiling Floor 0.19 1.01 1.01 $35.15 $60.38 $55.00 0.93 0.93 $57.03 $55.00 2006 2007 2008 Natural Gas Notional Volume (Bcf) Average Hedge Price Average Cash Price Notional Volume (Bcf) Average Hedge Price Notional Volume (Bcf) Average Hedge Price Notional Volume (Bcf) Average Hedge Price Designated-EPEP Fixed Price-Legacy1 4.6 $3.42 16.0 $3.74 Fixed Price Ceiling Floor 4.6 0.8 129.6 129.6 $3.28 $5.23 $16.02 $8.00 Economic-EPM Fixed Price Ceiling 18.0 $10.00 16.8 $8.75 Floor 41.8 0.9 12.5 30.0 60.0 $6.16 $5.28 $8.11 $9.50 $7.00 $3.93 $5.28 $8.11 $9.50 $7.00 18.0 $6.00 16.8 $6.00 2009-2012 2006 2007 2008

Financial Results EBIT Interest and debt expense Preferred interests of consolidated subsidiaries Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income (loss) Preferred stock dividends Net income (loss) available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations, net of income taxes Total diluted EPS $ 1,375 (680) - 695 167 528 (22) 506 19 $ 487 $ 0.73 (0.03) $ 0.70 2006 2005 Six Months Ended June 30, ($ Millions) $ 901 (676) (9) 216 36 180 (312) (132) 8 $ (140) $ 0.26 (0.45) $ (0.19)

Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing and Trading Power Corporate Total Six Months Ended June 30, 2006 $ 813 362 221 13 (34) $ 1,375 Capital Expenditures1 EBIT DD&A ($ Millions) $ 230 302 2 1 15 $ 550 $ 528 2 485 - - 11 $ 1,024 1Cash basis 2Includes $195 MM of capital relating to hurricanes

Pipelines Segment Financial Results EBIT Capital expenditures* Before hurricanes After hurricanes Total throughput (BBtu/d) 100% Equity investments Total throughput Year-to-Date ended June 30, 2006 2005 $ 813 $ 333 $ 528 18,810 2,860 21,670 ($ Millions) $ 721 $ 272 $ 330 18,620 2,824 21,444 *Cash basis

E&P Results EBIT Capital expenditures2 Acquisitions Production (MMcfe/d) Consolidated volumes Four Star equity volumes Production costs ($Mcfe) General and administrative expenses ($/Mcfe) Other ($/Mcfe) Total cash expenses ($/Mcfe)3 $ 362 1 $ 485 $ - 707 68 $ 1.12 0.64 0.03 $ 1.79 2005 2006 Six Months Ended June 30 1Does not include cash benefit of $3 MM settlement of production-related hedges in Marketing & Trading 2Cash basis 3Excludes costs associated with equity investment in Four Star ($ Millions) $ 359 $ 347 $ 294 775 - $ 0.82 0.60 0.07 $ 1.49

Non-GAAP Reconciliation: Total Cash Expenses 2006 total equivalent volumes (MMcfe): 127,886 2005 total equivalent volumes (MMcfe): 140,327 Total operating expense Depreciation, depletion, and amortization Costs of products and services Total cash expenses ($/Mcfe)* $ 536 (303) (25) Total ($ MM) Per Unit ($/Mcfe) Six Months Ended June 30, 2006 $ 576 (302) (44) $ 4.50 (2.36) (0.35) $ 1.79 Total ($ MM) Per Unit ($/Mcfe) 2006 2005 $ 3.82 (2.16) (0.17) $ 1.49 *Excludes costs associated with equity investment in Four Star

E&P Results: Comparison of 2Q 2006 Production Costs to 2Q 2005 2Q 2005 Lease operating costs Hurricane repairs Lower volume Severance taxes 2005 credits Brazilian production taxes Ad valorem tax 2005 credits Production mix 2Q 2006 $ 59 3 - 9 2 4 2 $ 79 $ 0.83 0.04 0.08 0.13 0.03 0.06 0.03 $ 1.20 Production Costs ($ MM) Unit Cost ($/Mcfe)

Marketing & Trading Results EBIT MTM gas MTM for Production puts, calls, and swaps MTM power MTM Cordova Tolling Agreement Settlements and demand charges Operating expenses and other income Reported EBIT Number of legacy transactions $ 29 189 37 - (32) (2) $ 221 1,701 Six Months Ended June 30 2006 2005 ($ Millions) $ 119 (118) (55) (111) (31) (19) $ (215) 3,902

Second Quarter 2006 Financial & Operational Update August 7, 2006 the place to work the neighbor to have the company to own